[LOGO]

                   This application for life Insurance is to
              John Hancock Life Insurance Company ("the Company),
    200 Clarendon Street, John Hancock Place, Boston, Massachusetts 02117.

             This application is part of the case applied for in Master Application Number __________ (if applicable)


                            M Proprietary Products
              ---------------------------------------------------
                                    [LOGO]


                                        Part A Statements to the Company's Agent

A.  PROPOSED PARTICIPANT
1.  Name of Proposed Participant (please print):                                  10. Address __________________________________
    First _____________________________ MI ______                                                 STREET ADDRESS
    Last ________________________________________                                      _________________________________________
                                                                                            CITY        STATE          ZIP
2.  Sex   [_]  Male   [_]  Female                                                 11. Home Phone ( ___ ) _________--____________

3.  Date of Birth ____/____/____                                                  12. Work Phone ( ___ ) _________--____________

4.  Place of Birth _________________________________                                 Fax Number ( ___ ) _________--______________
                    STATE  COUNTRY, IF NOT USA
5.  Soc. Sec. Number _____ - _____ - ______                                       13. Best time and place for Underwriting to call
                                                                                      (in Proposed Participant's local time
6.  Height ____ft. ____in.     7.  Weight ____________                                 zone)_____________________________________

8.  Occupation ___________________________________                                14. Has the Proposed Participant smoked or used
    the past 12 months?                                                               any other tobacco product, i.e. cigars, pipes,
                                                                                      snuff, chewing tobacco, etc., in the past 12
                                                                                      months?
9.  Driver's License  State ____ Number _______________                                  [_] Yes     [_] No
------------------------------------------------------------------------------------------------------------------------------------

State of Issue: New York

                                        Part A Statements to the Company's Agent

B. CERTIFICATEHOLDER
1.  Certificateholder                                                       Complete questions 3-5 if Certificateholder is a Trust

      [_]  Trust                                                       3.   Name of Trust
                                                                       ___________________________________
      [_]  Corporation                                                      ________________________________________________________
       (only available if applying for Variable MasterPlan Plus)            ________________________________________________________
                                                                            ___
      [_]  Other (Complete question 6.)                                4.  Trustee(s)
                                                                           ______________________________________________
2.   Tax ID or Soc. Sec. Number  _______________________
                                                                       5.  Date of Trust ______/_________/______

                      COMPLETE VERIFICATION OF TRUST FORM ON PAGE 8 IF CERTIFICATE IS TO BE OWNED BY A TRUST
------------------------------------------------------------------------------------------------------------------------------------
6.   Other Certificateholders, if any
           Name of                               Relationship                    Social Security           Date of Birth
      Certificateholders                   to Proposed Participant                   Number

____________________________________________________________________________________________________________________________________
____________________________________________________________________________________________________________________________________
____________________________________________________________________________________________________________________________________
____________________________________________________________________________________________________________________________________

------------------------------------------------------------------------------------------------------------------------------------

7.   Name/Address/Phone for mailing certificate statements              8.  Name/Address/Phone for mailing of Premium notices:
     and correspondence other than premium notices:                         (If same as address to left, state "same".)

     _______________________________________________                        ______________________________________________
     Name                                                                   Name
     _______________________________________________                        ______________________________________________
     Street Address                                                         Street Address
     _______________________________________________                        ______________________________________________
     City                    State          Zip                             City                State           Zip
     _______________________________________________                        ______________________________________________
     Phone                   Fax                                            Phone               Fax
------------------------------------------------------------------------------------------------------------------------------------

C.  UNDERWRITING INFORMATION
1. In the past 7 years, has the Proposed Participant done, or does the Proposed Participant intend to do any:

    a.  Flying except as a passenger on regularly scheduled airlines?
        (if yes, please complete aviation questionnaire.)                        [_]  Yes    [_]  No

    b.  skin/scuba diving, parachuting, motorized racing, or other hazardous sports?
        (if yes, please complete avocation questionnaire.)                       [_]  Yes    [_]  No

2.  In the past 7 years, has the Proposed Participant been convicted of two or more Motor vehicle moving violations or had a driving license suspended or
    revoked?                                                                     [_]  Yes    [_]  No

3.  In the past 7 years, has the Proposed Participant been convicted of the
    Violation of any criminal law, or are there any criminal charges now
    pending against the Proposed Participant?                                    [_]  Yes    [_]  No

4.  Does the Proposed Participant intend to reside or travel outside the
    U.S. or Canada?                                                              [_]  Yes    [_]  No

  If any of questions 2-4 are answered "yes", please explain:

____________________________________________________________________________________________________________________________________
____________________________________________________________________________________________________________________________________
____________________________________________________________________________________________________________________________________
------------------------------------------------------------------------------------------------------------------------------------

                                        Part A Statements to the Company's Agent

D.  OTHER INSURANCE/REPLACEMENT  INFORMATION

------------------------------------------------------------------------------------------------------------------------------------
1.  Give information indicated for all insurance in force on the Proposed Participant, including term riders.
------------------------------------------------------------------------------------------------------------------------------------
Company                   Issue Year           Plan                   Amount         ADB Amount          Business Insurance
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                            [_] Yes    [_] No
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                            [_] Yes    [_] No
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                            [_] Yes    [_] No
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                            [_] Yes    [_] No
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                            [_] Yes    [_] No
------------------------------------------------------------------------------------------------------------------------------------

2.  Is any other insurance application now pending or contemplated on the life of                 [_] Yes   [_] No
    the Proposed Participant?  (Include any Life, Disability, or Long Term Care)

    If yes, what company(ies)/amounts?
____________________________________________________________________________________________________________________________________

3.  Is the insurance applied for intended to replace or change any life insurance or annuity      [_] Yes   [_] No
    now in force on the Proposed Participant?  (If yes, give writing of company of insurance being replaced, policy/ certificate number, and insurance amount.)

------------------------------------------------------------------------------------------------------------------------------------
    Company                                                            Policy/ Certificate #                       Amount
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------

4.  Has any application for life, disability, or health insurance on the Proposed Participant
    ever been modified?  (If "Yes", give most recent company, including John Hancock.)            [_] Yes   [_] No
---------------------------------------------------------------------------------------------
 Company                                                                     Approximate Date
------------------------------------------------------------------------------------------------------------------------------------

E.  SPECIAL REQUESTS






--------------------------------------------------------------------------------



F.  BENEFICIARY
Please indicate the full name and relationship to the Proposed Participant. (Please print.)





      The right to change the beneficiary as to any proceeds is reserved to the Certificateholder(s).
--------------------------------------------------------------------------------

  PLEASE COMPLETE THIS PAGE IF MAJESTIC VARIABLE UNIVERSAL LIFE 98 IS DESIRED

G.  BENEFITS                                                                     H.  PREMIUM

1.  Sum Insured (SI) $___________________                                        1.  Premium Billing Interval
                                                                                 [_]    Annual           [_]  Quarterly
                                                                                 [_]    Semiannual       [_]  Monthly- (premiumatic)
------------------------------------------------------------------------------------------------------------------------------------
5.  Death Benefit Option (choose one)                                      6.  Initial Premium ____________________
    [_]    Option A- Sum Insured Only                                      ---------------------------------------------------------
    [_]    Option B- Sum Insured plus Account Value                        7.  Planned Premium (Check a or b, or Target Premium will
    [_]    Option M- Sum Insured plus Option Extra Death                       be billed.)
           Benefit with calculation beginning at certificate year ___         a.  [_] $__________ annually for _______ year(s)
----------------------------------------------------------------------            Optional: Annual Increase of _____% OR
9.  Life Insurance Definition (choose one)                                        [_] $__________ annually for _______ year(s)
    [_]    Cash Value Accumulation Test                                        Additional first year Planned Premium $__________
    [_]    Guideline Premium Test (Option M not allowed)
----------------------------------------------------------------------     8.  [_] Customized Schedule (list by certificate year or
10.  Additional Benefits                                                           years):
     [_]   Enhanced Cash Value Rider                                               Certificate Year(s)        Planned Premium Amount
----------------------------------------------------------------------             _____ - ______              $_________________(1)
I.  VARIABLE PRODUCTS INFORMATION                                                  _____ - ______              $_________________(2)
                                                                                   _____ - ______              $_________________(3)
                                                                                   _____ - ______              $_________________(4)
        COMPLETE SECTIONS J, K & L ON  PAGE 4A                                     _____ - ______              $_________________(5)
                OF THIS APPLICATION                                                _____ - ______              $_________________(6)
                                                                                   _____ - ______              $_________________(7)
                                                                                   _____ - ______              $_________________(8)
                                                                                   _____ - ______              $_________________(9)
                                                                                   _____ - ______             $_________________(10)

                                                                                (If more space is needed, attach separate schedule)
------------------------------------------------------------------------------------------------------------------------------------

The certificate applied for on this application is variable universal life insurance.

In order to qualify as life insurance under section 7702 of the Internal Revenue Code, this certificate has a Minimum Death Benefit.

It is based on one of two allowable death benefit compliance tests provided in section 7702.

Under the Cash Value Accumulation Test (CVAT), the Minimum Death Benefit is equal to a percentage of the account value of the certificate. The percentages depend on the sex, risk class and attained age of each Participant.

Under the Guideline Premium Test (GPT), the Minimum Death Benefit is also equal to a percentage of the account value of the certificate. Under the GPT, the percentages vary only be the attained age of the Participant. Under this test, the premiums paid under the certificate also cannot exceed the greater of the guideline single premium or the sum of the guideline level premiums to date. These guideline premiums will be provided. This premium requirement serves to limit the amount of the total investment in the certificate relative to the death benefit.

The percentages used to determine the Minimum Death Benefit are shown in the certificate.

The test is chosen at the time of application and cannot be changed after the certificate is issued.

The appropriate choice for you will depend on your financial needs. Generally, the CVAT may be a better choice if you expect to pay most of your premiums in the earlier years. The GPT may be the better choice if you expect to pay premiums on a level basis over a long period. You should consult your agent [and review illustrations using each test] before you make your selection.

I have read this Disclosure statement and I understand it.

-------------------------------------     --------------------------------------
Signature of Proposed                     Signature of Joint
Certificateholder                         Certificateholder (if applicable)



-------------------------------------     --------------------------------------
Signature of Agent                        Date

                            Page 4 (Majestic VUL98)

                                        Part A Statements to the Company's Agent

       PLEASE  COMPLETE THIS PAGE IF VARIABLE MASTERPLAN PLUS IS DESIRED

G.  BENEFITS                                                           H.  PREMIUM

1.   Sum Insured (SI) $___________________                             1.  Premium Billing Interval
                                                                           [_]  Annual           [_]  Quarterly
                                                                           [_]  Semiannual       [_]  Monthly- (premiumatic)
------------------------------------------------------------------------------------------------------------------------------------

2.   Death Benefit Option (choose one)                                 2.  Initial Premium ____________________
     [_]   Option A- Sum Insured Only
     [_]   Option B- Sum Insured plus Account Value
     [_]   Option M- Sum Insured plus Option Extra Death               3.  Planned Premium (Check a or b, or Target Premium will be
           Benefit with calculation beginning at certificate year      billed.)
                                                                           b. [_]  $__________ annually for _______ year(s)
---------------------------------------------------------------------         Optional: Annual Increase of _____% OR
3.    Life Insurance Definition (choose one)                                  [_] $__________ annually for _______ year(s)
      [_]  Cash Value Accumulation Test                                       Additional first year Planned Premium $__________
      [_]  Guideline Premium Test (Option M not allowed)
---------------------------------------------------------------------      b. [_] Customized Schedule (list by certificate year or
4.    Additional Benefits                                                     years):

      [_]  Enhanced Cash Value Rider                                           Certificate Year(s)          Planned Premium Amount

---------------------------------------------------------------------          _____ - ______                $_________________(1)
I.  VARIABLE PRODUCTS INFORMATION                                              _____ - ______                $_________________(2)
---------------------------------------------------------------------          _____ - ______                $_________________(3)
                                                                               _____ - ______                $_________________(4)
                                                                               _____ - ______                $_________________(5)
COMPLETE SECTIONS J, K & L ON  PAGE 4A                                         _____ - ______                $_________________(6)
OF THIS APPLICATION                                                            _____ - ______                $_________________(7)
                                                                               _____ - ______                $_________________(8)
                                                                               _____ - ______                $_________________(9)
                                                                               _____ - ______                $_________________(10)
                                                                               (If more space is needed, attach separate schedule)


------------------------------------------------------------------------------------------------------------------------------------

The certificate applied for on this application is variable universal life insurance.

In order to qualify as life insurance under section 7702 of the Internal Revenue Code, this certificate has a Minimum Death Benefit.

It is based on one of two allowable death benefit compliance tests provided in section 7702.

Under the Cash Value Accumulation Test (CVAT), the Minimum Death Benefit is equal to a percentage of the account value of the certificate. The percentages depend on the sex, risk class and attained age of each Participant.

Under the Guideline Premium Test (GPT), the Minimum Death Benefit is also equal to a percentage of the account value of the certificate. Under the GPT, the percentages vary only be the attained age of the Participant. Under this test, the premiums paid under the certificate also cannot exceed the greater of the guideline single premium or the sum of the guideline level premiums to date. These guideline premiums will be provided. This premium requirement serves to limit the amount of the total investment in the certificate relative to the death benefit.

The percentages used to determine the Minimum Death Benefit are shown in the certificate.

The test is chosen at the time of application and cannot be changed after the certificate is issued.

The appropriate choice for you will depend on your financial needs. Generally, the CVAT may be a better choice if you expect to pay most of your premiums in the earlier years. The GPT may be the better choice if you expect to pay premiums on a level basis over a long period. You should consult your agent [and review illustrations using each test] before you make your selection.

I have read this Disclosure statement and I understand it.

___________________________________________         ____________________________________________________
Signature of Proposed Certificateholder             Signature of Joint Certificateholder (if applicable)

___________________________________________         ___________________________________________________
Signature of Agent                                  Date

                       Page 4 (Variable MasterPlan Plus)

J. PLAN
Choose One:

                    [_] Majestic VUL 98           [_] Variable MasterPlan Plus
-------------------------------------------------------------------------------

K.  SUBACCOUNT INVESTMENT OPTIONS
                   Percentages must be Whole and Total 100%

[Equities (Mid Cap)                           International/Global Equities                 Cash Equivalents/Fixed Account
______% Fundamental Mid Cap Growth            ___% Emerging Markets Equity                  ___% Money Market
______% Mid Cap Value II                      ___% Global Balanced                          ___% Fixed Account*
______% Mid Cap Growth                        ___% International Equity Index
______% Real Estate Equity                    ___% International Opportunities              Outside Trust Funds
______% Small/Mid Cap CORE                                                                  __% AIM V.I. Value
______% Small/Mid Cap Growth                  Bonds                                         __% Fidelity VIP Contrafund
                                              ___% Active Bond                              __% Fidelity VIP Growth
Equities (Large Cap)                          ___% Bond Index                               __% Janus Aspen Global Technology
__% Large Cap Value Core II                  ___% Active Bond II                           __% Janus Aspen Worldwide Growth
___% Equity Index                             ___% Global Bond                              __% MFS New Discovery
___% Growth & Income                          ___% High Yield Bond                          __% Templeton International Securities
___% Short Term Bond
___% Managed
___% Large Cap Aggressive Growth                                                            Other (if available)
___% Large Cap Growth                         M Proprietary                                  __% __________________
___% Large Cap Value                          __% Brandes International Equity Fund          __% __________________
                                              __% Enhanced U.S. Equity Fund                  __% __________________
                                              __% Frontier Capital Appreciation              __% __________________
Equities (Small Cap)                          __% Turner Core Growth                         __% __________________
___% Small Cap Growth
___% Small Cap Value]

*Liquidity restrictions apply when allocating funds to the Fixed Account
----------------------------------------------------------------------------------------------------------------------------------

L.  SUITABILITY
--------------------------------------------------------------------------------

1.  Have you received a prospectus for
    the certificate applied for?  (If YES, Prospectus Date:____________)  [_] Yes  [_] No

2.  Do you understand that the amount of Death Benefit and the entire amount of the account value may increase or decrease
    depending on investment experience?                                   [_] Yes  [_] No

3.  Is the certificate and allocation of subaccounts in accord with the
    applicable insurance objectives and anticipated financial needs?      [_] Yes  [_] No

------------------------------------------------------------------------------------------

               Page 4A (Subaccount Investment Options

COMPLETE FOR NON-MEDICAL APPLICATIONS ONLY

Please give full details below for every "Yes" answer to Questions 1-4 as to the person proposed for insurance. Be sure to include the names/addresses of any treatment providers.

1. Within the past 7 years, has the Proposed Participant ever been treated for or had any known indication of disease of the heart or blood vessels, chest pain or high blood pressure, stroke or paralysis, diabetes, tumor or cancer, convulsions, kidney disease, gastro-intestinal disease, mental or psychiatric
   disorder, lung or respiratory disease, or blood disorder?                          [_] Yes  [_]  No

2. Within the past 7 years, has the Proposed Participant had or been diagnosed or treated by a physician or other medical practitioner for Human
   Immunodeficiency Virus or Acquired Immune Deficiency Syndrome (AIDS)?              [_] Yes  [_]  No

3. Within the past 7 years, has the Proposed Participant received counseling or treatment regarding the use of alcohol, drugs, or used any illegal drug or
   controlled substance?                                                              [_] Yes  [_]  No

4.  Other than the above, within the past 7 years, has the Proposed Participant
    a)  Been admitted to a hospital or other medical or rehabilitation facility
        (excluding admittance for HIV testing)?                                       [_] Yes  [_]  No

    b)  consulted or been treated by a physician, or had a physical exam or
        checkup (excluding admittance for HIV testing)?                               [_] Yes  [_]  No

5.  Is the Proposed Participant taking any prescription drug?                         [_] Yes  [_]  No
    What drugs?  How frequently?
    _____________________________________________________________________
6.  If the Proposed Participant has a personal physician, please enter name, address, and details below. Otherwise leave blank.

    ____________________________________________________________________________
    First Name           MI                          Last Name

    ____________________________________________________________________________
    Street Address              City              State        Zip Code

    Date/Reason(s) last seen ___________________________________________________

------------------------------------------------------------------------------------------------------------------------------------

Details to "yes" answers.
Question No.______                                             Question No.______
Condition                                                      Condition
______________________________________________________         ______________________________________________________

Date of onset ___________  Last occurrence ___________         Date of onset ___________  Last occurrence ___________

Treatment/medication, if any _________________________         Treatment/medication, if any _________________________

Names/addresses of physicians/hospitals providing treatment    Names/addresses of physicians/hospitals providing treatment
___________________________________________________________    ___________________________________________________________________
___________________________________________________________    ___________________________________________________________________
___________________________________________________________    ___________________________________________________________________
----------------------------------------------------------------------------------------------------------------------------------
Question No._____                                              Question No. _____
Condition                                                      Condition
___________________________________________________________    ___________________________________________________________________
___________________________________________________________    ___________________________________________________________________
Date of onset  _____________ Last occurrence_______________    Date of onset ___________________ Last occurrence__________________
Treatment/medication, if any_______________________________    Treatment/medication, if any__________________________
Names/addresses of physicians/hospitals providing treatment    Names/addresses of physicians/hospitals providing treatment
___________________________________________________________    ___________________________________________________________________
___________________________________________________________    ___________________________________________________________________
___________________________________________________________    ___________________________________________________________________

                                Please record any additional details on a separate piece of paper.
----------------------------------------------------------------------------------------------------------------------------------

                                               Statements to the Company's Agent

                           AGREEMENTS AND SIGNATURES

A. The statements and answers on pages 1 through 4 of Part A and Part B of the attached application are, to the best of my knowledge and belief, complete, true, and correctly recorded. All statements and answers are representations and not warranties, and with all Parts B of the attached application will form the basis for and be a part of any new certificate or additional benefit provision issued on this application.
B. Coverage will take effect as provided in and subject to the terms and conditions of Conditional Temporary Insurance Agreement pages 11 and 12 bearing the same date and number of this Part A if: (1) an advance payment of at least the Minimum Temporary Insurance Premium is made with this Part A which satisfies the requirement of such Conditional Temporary Insurance Agreement; and (2) the amount applied for in this and all other applications now pending in John Hancock Life Insurance Company does not exceed $1,000,000 life insurance.
C. If the applicant has a right to have the new certificate issued as requested without completing any Part B, the new certificate will take effect as of its Date of Issue, provided the initial payment has been made with this application.
D. In cases other than those described in B and C above, any new certificate or Benefit provision will take effect as of the Date of Issue of the certificate, but: (1) only on delivery to and receipt by the Applicant of the certificate and payment of the minimum initial premium thereupon and
     (2) only if at the time of such delivery and payment each Proposed Participant in parts A and B of this application is living and has not consulted or been examined or treated by a physician or practitioner since the latest Part B pertaining to such person was completed.
E. No agent or medical examiner is authorized to make or discharge contracts or waive or change any of the conditions or provisions of any application, certificate, or receipt, or to accept risks or pass on insurability. Any such unauthorized action is not notice to or knowledge of the Company. A medical examiner is not an agent of the Company.
F. All benefits, payments, and values , including the Death Benefit and Account, under any certificate issued which is based upon the investment experience of a separate investment account may increase or decrease in accordance with the investment experience of the separate investment account and are not guaranteed as to fixed dollar amount. The Account Value may even decrease to zero.
G. The registered representative's signature below certifies that a prospectus for the certificate applied for has been given to the Proposed Participant and/or to the Applicant and that no written sales materials other than those approved by John Hancock Life Insurance Company have been used. Provisions H, I, J, K and L apply if the certificate applied for is the result of a term conversion.
H. The new certificate will be a new, separate contract. If the new certificate is issued in exchange for the original insurance, all liability of the Company under the original insurance will cease when the new certificate takes effect. Until the new certificate is issued, coverage will still be in force under the original policy/ certificate. Coverage under the new certificate will take effect as indicated in Paragraph C above.
I. The application for the original insurance, unless such insurance is now incontestable, and the application for each additional benefit provision which is to be retained as specified on page 4 of this Application, unless such provision is now incontestable, will also form a basis for and be a part of the new certificate.
J. If the original policy/ certificate or benefit provision is being exchanged and is subject to an assignment, the new certificate will be subject to the same assignment unless it is discharged or, in the case of a policy/certificate loan assignment, unless the indebtedness has been repaid.
K. If the new certificate is issued in exchange for the original policy/ certificate, any nonforfeiture option election applicable to the original policy/ certificate will be applicable to the new certificate, if available, unless otherwise requested in writing.
L. Ownership and control of any certificate issued on the attached application will be determined by the terms of the new certificate.

All statements and answers in this application are to the best of my knowledge and belief, true and complete. They are representations and not warranties. I understand that my employer is applying for life insurance on my life, and as a consequence my employer has ownership rights. However, I have the right to discontinue such insurance on my life at any time. I assent to this application. Illustrations of benefits, including death benefits, certificate values and surrender values are available upon request.


____________________________  Dated At ____________________________ on _________________, ______
Applicant's Signature                  City or Town        State            Date


_______________________________________________________________      _________________________________________________
Signature of Proposed Participant, if other than Applicant           Witness (Agent must witness where required by law)


----------------------------------------------------------------------------------------------------------------------

          NOTICE OF INCOME TAX IMPLICATIONS FOR A MODIFIED ENDOWMENT

On November 10, 1988, the Technical and Miscellaneous Revenue Act of 1988 (TAMRA) was signed by President Reagan. This law changes the income taxation of cash withdrawn from certain affected life insurance policies called Modified Endowment Contracts, or MECs. Due to the amount of premium you plan to pay into this certificate, you will be affected by this law.

It is important for you to understand that all distributions made from your certificate as applied for, including certificate loans, withdrawals, partial surrenders and certain dividends (if applicable), will be considered to be a distribution of any gain. This means that if your certificate is in a gain position when the withdrawal is made (i.e., the value of your certificate exceeds the amount you've paid into it), you will owe ordinary income tax on the amount you withdraw. In addition, a 10% penalty tax is imposed by the IRS on any taxable distribution made prior to age 59 1/2 , except on disability or if taken in the form of an annuity.

The insurance proceeds payable to your beneficiary upon the death of the Proposed Participant(s) will continue to be income tax free under current legislation.

This notice is designed to inform you of the income taxation of life insurance based on our understanding of the information currently available. It is not intended to provide you with legal advice, which neither John Hancock nor its Representatives can give. Therefore, if you have questions as to the applicability of any provision of the law, you should seek the advice of your own tax and legal counsel.

If you wish to modify your planned premium payments to avoid creating a Modified Endowment Contract, your Marketing Representative will assist you. Otherwise, please sign the acknowledgement below.

--------------------------------------------------------------------------------
                Certificateholder Acknowledgement and Signature
--------------------------------------------------------------------------------

I have read the above notice of Potential Income Tax Implications. I understand that my premium payments will cause the proposed certificate to become a Modified Endowment. I also understand the potential income tax effects of a distribution from a Modified Endowment.

     Certificateholder Signature_____________________  Date_____________________

--------------------------------------------------------------------------------

                        TAXPAYER IDENTIFICATION NUMBER

  Enter the Certificateholder's taxpayer              Social Security Number
 identification number in the appropriate             _____________________
  box.  For most individual taxpayers,
  this is the social security number.   If
 applying for Variable MasterPlan Plus, this
 is the Corporation's Tax ID Number
                                                    ----------------------------
                                                                 OR
                                                    ----------------------------
                                                     Employer or Trust Taxpayer
                                                            ID number
                                                      ______________________
                                                    ----------------------------


     I submit that the information provided about is true, correct, and complete.

     Signature ______________________________________  Date_____________________

--------------------------------------------------------------------------------

                             VERIFICATION OF TRUST

1.  Names of Proposed Participant (please print):            5.    Names of Additional Trustees:

 _______________________________________________                   ____________________________________________
      First Name         MI       Last Name                           First Name       MI           Last Name

                                                                   ____________________________________________
2.  Name of Trust:                                                    First Name       MI           Last Name
 _______________________________________________
 _______________________________________________                   ____________________________________________
 _______________________________________________                      First Name       MI           Last Name

3.  Name of Trustee:                                         6.    Date of Trust  __________/__________/_______
 _______________________________________________
      First Name         MI       Last Name

4.  Address of Trustee:                                       7.   Trust established in state of
 _______________________________________________
      Street Address                                          __________________________________________________
 _______________________________________________
   City             State                Zip
                                                              8.   Taxpayer ID # (when available)

                                                              __________________________________________________


                                                              9.   Application Date

                                                              __________/__________/___________

------------------------------------------------------------------------------------------------------------------------------------

The undersigned Trustee(s) certify that the following statements are true:

The Trustee(s) has the authority, either by the terms of the trust or applicable state law, to own and purchase life insurance on the life of the Participant. The Trustee(s) signing this document and the application is/are sufficient in number to act on behalf of the trust.

The trust document containing the name(s) of the Trustee(s) and the date of the trust is in full force and effect and existed prior to the date of the application for life insurance.

The trust empowers the Trustee(s) to exercise any and all rights associated with owning life insurance certificates and the Trustee(s) can exercise these rights without the consent of the Participant. These rights include but are not limited to: surrendering the certificate, withdrawing certificate values, borrowing against the certificate values, assigning the certificate, transferring ownership, and changing the beneficiary.

The undersigned Trustee(s) agree(s) that John Hancock Life Insurance Company shall not be responsible for the application or disposition of the proceeds of said certificate purchased by the Trustee(s), and the payment to the Trustee(s) of the proceeds of the certificate shall fully discharge John Hancock Life Insurance Company from all liability under said certificate to the extent of such payment. By signing this verification form, the Trustee(s) verifies that all information contained herein is true and complete. We agree jointly and severally to indemnify the Company and its agents, and hold them harmless from and against all liability as a result of claims, demands, or judgements against them arising from effecting any insurance transactions in reliance on this certification.

Dated at ____________________________________________________________   on __________________ , 20__
                 City or Town                      State                       Date

______________________________________________                          __________________________________________
Signature of Witness                                                    Signature of Trustee

                                                                        __________________________________________
                                                                        Signature of Trustee

                                                                        __________________________________________
                                                                        Signature of Trustee

--------------------------------------------------------------------------------

  SUPPLEMENTARY UNDERWRITING INFORMATION REQUIRED IN ALL MAJESTIC VUL98 CASES

1.  Please provide the Proposed Participant addresses for the last two years.

    Time at Residence      Street Address                               City/Town           State                   ZIP
    ______yrs. _____mos.   See Part A, Page 1, Section A
                           --------------------------------------------------------------------------------------------
    ______yrs. _____mos.   --------------------------------------------------------------------------------------------

2. Please provide the Proposed Participant's employment details for the last two years.

    Time Employed          Employer Name            Street Address      City/Town           State                   ZIP
    ______yrs. _____mos.   ____________________________________________________________________________________________

    ______yrs. _____mos.   ____________________________________________________________________________________________

3.  How long have you known the Proposed Participant?  ______________________

4.  Are you related to the Proposed Participant?    [_] Yes (relationship) _______________________________ [_]  No

5.  Has the Proposed Participant been known by any other names within the last 10 years?

                                                    [_] Yes (what names) _________________________________ [_]  No


6.  Approximate annual income of Proposed Participant   $____________________

7.  Approximate net worth of Proposed Participant       $____________________

------------------------------------------------------------------------------------------------------------------------------------
I know nothing affecting the insurability of the Proposed                  ______AGENT_________________________________
Participant not stated hereon, and from my knowledge and
investigation I recommend his/her acceptance without                       Is the insurance applied for intended to replace or
qualification.                                                             change any life insurance or annuity now in force on the
                                                                           Proposed Participant?   [_] Yes   [_] No
Proposed Participant interviewed by me on _______/_______/_______.
                                                                           This application and report have been reviewed by me, and
The Federal Fair Credit Reporting Act notice has been delivered as         I recommend the risk.
required.
                                                                           _________________________________________________________
                                                                           Producer
------------------------------------------------------------------------------------------------------------------------------------


                     AUTHORIZATION FOR PREMIUMATIC BILLING

I authorize John Hancock Company to deduct the monthly premiums for the certificate applied for on this application from the bank account listed below. I understand that the deduction will take place on or about the third Friday of each month.

Transit Routing Number __________________________      PC Control Number (if an existing account) ___________________
Bank Account Number _________________________________       EFTS Transfer Code _______________

Name(s) of Depositor(s) ___________________________     Signature(s) of Depositor(s)_______________________________
-----------------------------------------------------------------------------------------------------------------------------------

                               SALE INFORMATION

Producer(s) Earning Credit for Case

Producer Name/Number                        Firm Name/Number                     % Credit
______________________________________      _____________________________        _______
______________________________________      _____________________________        _______
______________________________________      _____________________________        _______
______________________________________      _____________________________        _______

----------------------------------------------------------------------------------------------------------------------------------

         PLEASE COMPLETE ANY SECTION BELOW THAT PERTAINS TO THIS CASE

I.   COMPLETE FOR 1035 EXCHANGE CASES

1.   [_] Check this box if this case is a 1035 Exchange.

II.  COMPLETE ONLY IF ADVANCE PAYMENT IS BEING MADE

1.   How much advance payment is included with this Part A?   $_________________
     Write check to John Hancock Life Insurance Company. Accept advance payment only if able to issue Receipt and Conditional TIA. (1035 external replacements, individual certificates with face amounts over $1,000,000 may not be prepaid.)

-------------------------------------------------------------------------------
III.  COMPLETE IF THIS IS A CONVERSION OF TERM INSURANCE

1.   [_] This is a   [_] Full    [_] Partial   Term Conversion from:

     ------------------------------------------------------------------------------------------------------------------------------
       a. Certificate Number/Participant            Conversion Type             Amount Converted         Amount Remaining In Force
     ------------------------------------------------------------------------------------------------------------------------------
       Name                                     Base Certificate Amount
                                              -------------------------------------------------------------------------------------
     ------------------------------------          ___________Rider
                                              -------------------------------------------------------------------------------------
                                                   ___________Rider
     ------------------------------------------------------------------------------------------------------------------------------
       b. Certificate Number/Participant           Conversion Type              Amount Converted               Conversion Type
     ------------------------------------------------------------------------------------------------------------------------------
       Name                                     Base Certificate Amount
                                              -------------------------------------------------------------------------------------
                                                        ___________Rider
       ----------------------------------     -------------------------------------------------------------------------------------
       #                                                ___________Rider
   --------------------------------------------------------------------------------------------------------------------------------

2.   Is Participant now totally disabled, or is Participant receiving any payments for sickness or injury?     [_] Yes   [_] No

------------------------------------------------------------------------------------------------------------------------------------

IV.  COMPLETE FOR MODIFIED ENDOWMENTS

1.   Has the Certificateholder signed the MEC acknowledgement form?                              [_]  Yes      [_] No

----------------------------------------------------------------------------------------------------------------------------------
V.   COMPLETE FOR BUSINESS INSURANCE
----------------------------------------------------------------------------------------------------------------------------------

1.   Authorized Corporate Officer signing the application
     Name __________________________________________________    Title_____________________________
2.   Amount of business insurance already in force on Proposed Participant
     $________________________________________________
3.   Proposed Participant's total compensation from the business for each of the last two years.
     Year ________  Compensation $____________________      Year ________  Compensation $____________________
4.   Total book value of business $______________________
5.   Total market value of business $_______________________
6.   Year founded or incorporated _____________________
7.   % of business owned by Proposed Participant ___________%
------------------------------------------------------------------------------------------------------------------------------------

                         TO BE COMPLETED IN EVERY CASE

                       Authorization and Acknowledgement

I hereby authorize any licensed physician, medical practitioner, hospital, clinic, or other medical or medically related facility, insurance company, the Medical Information Bureau or other organization, institution, or person that has any records or knowledge regarding each of the undersigned to give to the Company or its reinsurer(s) any such information, including information concerning every condition for which each has been under observation or treatment, including information related to treatment for drug and/or alcohol abuse or for psychiatric and/or mental conditions, the history obtained, physical and laboratory findings, diagnosis and treatment.


I acknowledge receipt of the Federal Fair Credit Reporting Act notice which contains a notice concerning the Medical Information Bureau.

A copy of this authorization is as valid as the original. This authorization is valid for 24 months from the date of the Proposed Participant signature.

_______________________________________________         ________________________
Signature of Proposed Participant                       Date


--------------------------------------------------------------------------------

             RECEIPT AND CONDITIONAL TEMPORARY INSURANCE AGREEMENT

                      John Hancock Life Insurance Company
                             PLEASE READ CAREFULLY

 .    This Receipt and Conditional Temporary Insurance Agreement is governed by
     Agreement B of the application bearing the same number as this receipt.
 .    There is a total temporary insurance coverage limit of $250,000 on all applications pending on each person proposed for insurance with John Hancock Life Insurance Company, regardless of the number of applications, and the face amounts of the certificates applied for.
--------------------------------------------------------------------------------

  Proposed Participant______________________________________________________

  Application Number________________________________________________________

  Plan (choose one) [_] Majestic VUL   [_] Variable MasterPlan Plus

  Sum Insured at Issue  $___________________________________________________

  Received from _____________________ the sum of $_______________ paid with application to the Company with the same date and number as this receipt. This receipt is issued on the condition that any check, draft, or other order for the payment of money is good and can be collected.

     Please make all premium checks payable to John Hancock Life Insurance
        Company, 200 Clarendon Street, John Hancock Place, Boston, MA.
       Do not make check payable to the agent or leave the payee blank.
--------------------------------------------------------------------------------

Conditions of Temporary Insurance Coverage. 1) The amount received must be at least the Minimum Temporary Insurance Premium, 2) Parts A and B of the application and any required medical examinations and tests must be completed, and 3) the following questions are answered "NO".

  a. Within the past 7 years, has the Proposed Participant consulted a physician for, been diagnosed with, or had treatment for heart disease, stroke, or
     cancer?                                                     [_] Yes [_] No
  b. Has the Proposed Participant been hospitalized within the last 6 months or been advised by a physician that he or she needs hospitalization for any
     reason (other than for normal pregnancy)?                   [_] Yes [_] No
  c. Within the past 7 years, has the Proposed Participant received counseling or treatment regarding the use of alcohol, drugs, illegal drugs, or used
     any illegal drug or controlled substance?                   [_] Yes [_] No
  d. Within the past 7 years, has the Proposed Participant had a driving license
     suspended or revoked?                                       [_] Yes [_] No

Commencement of Temporary Insurance Coverage. If the above Conditions of Temporary Insurance Coverage are met, coverage in accordance with the terms and conditions of the certificate applied for will take effect on the latest "Completion Date" of the Proposed Participant. The Proposed Participant's "Completion Date" will be the date of completion of the latest of Parts A and B of the application and any medical examinations and tests required by the Company's published initial underwriting requirements, according to the age and amount applied for.

Amount of Temporary Insurance Coverage. The amount of Coverage will be the lesser of: 1) the amount applied for in the application; and 2) $250,000. However, the amount of coverage will never exceed $250,000 less the total of all amounts payable under all conditional temporary insurance agreements issued by John Hancock Life Insurance Company in connection with any insurance application pending on the Proposed Participant as of the date of this Receipt and Conditional Temporary Insurance Agreement. No benefit will be paid under this agreement if the Proposed Participant's death results, directly or indirectly, or wholly or partially, from intentionally self-inflicted injury while sane, or self-inflicted injury while insane.

                            (continued on reverse)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Termination of Temporary Insurance Coverage. The conditional temporary insurance coverage provided by this Agreement will end on the earliest of:

   1) The commencement of coverage under the certificate issued on the basis of the application.
   2) The date the Applicant refuses to accept the certificate as offered for delivery.
   3) The date of the application is declined or deemed declined. (Certificate is deemed declined if not approved within 60 days of the latest Completion Date.) Notice of any such declination will be furnished.

If termination occurs under 2) or 3) above, the amount paid will be returned on surrender of this Receipt. In no event will coverage in effect under both this Conditional Temporary Insurance Agreement and any certificate issued on the basis of the application, and any amendment thereto, with the same date and number as this Receipt and Conditional Temporary Insurance Agreement.

Commencement of Coverage Under the Certificate. Coverage under any certificate issued on the basis of the application will replace the coverage provided by this Agreement as of the certificate Date of Issue but only if:

  1) The certificate is delivered to and accepted by the Applicant while the Proposed Participant is living and within 60 days of the latest "Completion Date" and
  2) The balance of any premium required for the certificate as delivered is paid while the Proposed Participant is living and within 60 days of the latest "Completion Date."

Minimum Temporary Insurance Premium. The Minimum Temporary Insurance Premium is one month's proportionate part of the premium according to the Company's published rates for the certificate and premium interval applied for.

Agreement and Signatures. All statements and answers on this Receipt and Conditional Temporary Insurance Agreement are, to the best of my knowledge and belief, true and complete. They are representations and not warranties. I assent to the terms and conditions of this Receipt and Conditional Temporary Insurance Agreement.

                                                  ------------------------------
                                                    Not valid unless advance
___________________________________________         payment has been made, the
Proposed Participant            Date                application is complete,
                                                    and the questions on the
                                                    front are all answered "No."
                                                    Confirm the coverage
                                                    provided by this Agreement
                                                    with your agent.
                                                  ------------------------------
___________________________________________
Producer                        Date

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

(To be used in the event of refund or repayment)

Received from the Company, Boston, Massachusetts, the sum of $__________________

The amount mentioned in the receipt on the reverse side hereof.

Date _____________________________, 20___

--------------------------------------------------------------------------------

        REQUEST FOR PREMIUMATIC BILLING:  PLEASE SEND COPY TO M SERVICE

Please make sure that the Premiumatic Authorization on Page 9 is completed and signed.

Name of Participant ___________________________ Certificate Number _____________

Please attach either 1) a copy of the Payor's check for the initial premium; or
2) a copy of a cancelled check. (Note: Do not send voided check until certificate is issued.)

  1)  Complete if payment of initial premium accompanies this form.

      Attached is a check, money order, or other (_________________) in the amount of $__________________

  2)  Special Comments/Premiumatic Requests:



      Firm ____________________________________
      Producer _________________________________    Date _______________________
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                    DETACH THIS SECTION AND GIVE TO CLIENT

JOHN HANCOCK LIFE INSURANCE COMPANY

           Notice to the Person Proposed for New or Changed Coverage

  As required by the Federal Fair Credit Reporting Act, we wish to advise that in connection with the insurance (or change in coverage) applied for, an investigative consumer report may be requested by the Company with respect to the person proposed for insurance or change in coverage. Such a report may contain information as to character, general reputation, personal characteristics and mode of living of such person, and is customarily obtained through personal interviews with neighbors, friends, or associates of the subject of the report. You have a right to make a written request for information as to the nature and scope of any such report under the act by writing to:

                      John Hancock Life Insurance Company
                        P.O. Box 111 John Hancock Place
           Underwriting and Issue - Federal Fair Credit Control C-5
                          Boston, Massachusetts 02117

For identification purposes, your request must include your full name, birthdate, address, and any applicable certificate number.
--------------------------------------------------------------------------------

                    DETACH THIS SECTION AND GIVE TO CLIENT

  Information obtained about your insurability will be treated as confidential. The Company may, however, make a brief report thereon to the Medical Information Bureau, a non-profit membership organization of life insurance companies which operates an information exchange on behalf of its members. If you apply to another Bureau member company for life or health insurance coverage, or a claim for benefits is submitted to such a company, the Bureau, upon request, will supply such company with the information it may have in its file.
  Upon receipt of a request from you, the Bureau will arrange disclosure of any information it may have in your file. If you question the accuracy of information in the Bureau's file, you may contact the Bureau and seek a correction in accordance with procedures similar to those set forth in the Federal Fair Credit Reporting Act.
  The address of the Bureau's information office is:

                          Medical Information Bureau
                          Post Office Box 105, Essex Station
                          Boston, Massachusetts 02112
                          Telephone: (617) 426-3660

  The Company may also release limited information in its file to other properly authorized life insurance companies to which you may apply for life or health insurance, or to which a claim for benefits may be submitted.
  Information may be released to proper regulatory agencies on request and to insurance companies in connection with reinsurance.
  Underwriting actions are not reported to the Bureau, nor is the Company informed through the Bureau of the underwriting actions of other companies to whom you may have applied for life or health insurance.

--------------------------------------------------------------------------------

                   ----------------------------------------
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